UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2025 (June 18, 2025)

Victoria's Secret & Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-40515			86-3167653
(Commission File Number)			(I.R.S. Employer Identification No.)

4 Limited Parkway East
Reynoldsburg,	OH		43068
(Address of principal executive offices)			(Zip Code)
(614) 577-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	VSCO	The New York Stock Exchange
Preferred Stock Purchase Rights	N/A	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 18, 2025, the Company held its 2025 annual meeting of stockholders (the “Annual Meeting”) by means of remote communication. At the Annual Meeting, the Company’s stockholders (i) elected ten directors to serve until the 2026 annual meeting of stockholders, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
The final voting results with respect to each of the three proposals are set forth below.
Proposal 1. To elect ten directors to serve until the 2026 annual meeting of stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Irene Chang Britt	44,442,779	16,866,786	598,418	8,895,380
Sarah Davis	44,636,924	16,670,252	600,807	8,895,380
Jacqueline Hernández	44,601,654	16,708,148	598,181	8,895,380
Donna James	44,384,342	16,922,221	601,420	8,895,380
Rod Little	44,711,338	16,590,281	606,364	8,895,380
David McCreight	46,277,969	15,019,575	610,439	8,895,380
Mariam Naficy	44,654,599	16,649,384	604,000	8,895,380
Lauren Peters	44,691,257	16,613,816	602,910	8,895,380
Anne Sheehan	43,801,334	17,503,410	603,239	8,895,380
Hillary Super	45,794,163	15,498,822	614,998	8,895,380
Proposal 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
46,549,043	14,777,442	581,498	8,895,380
Proposal 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

For	Against	Abstain	Broker Non-Votes
69,589,419	665,780	548,163	—
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORIA'S SECRET & CO.

Date:	June 23, 2025	By:	/s/ Scott Sekella
Scott Sekella
Chief Financial Officer